SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                NOVEMBER 1, 1999
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



       BERMUDA                         1-8993             94-2708455
(State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation or organization)       file number)      Identification No.)


         80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755 (Address of
                          principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)


                     WHITE MOUNTAINS INSURANCE GROUP, INC.
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99 is a press release dated October 25, 1999, announcing that White Mountains Insurance Group, Inc. has completed its redomsetication to Bermuda. In changing its domicile from Delaware to Bermuda, White Mountains Insurance Group, Inc. has changed its name to White Mountains Insurance Group, Ltd.



ITEM 7.         EXHIBITS.

     (c) Exhibits. The following exhibits are filed herewith:

     Exhibit No.   Description
     -----------   -----------

     (3)(i)        Memorandum of Continuance of White Mountains Insurance
                   Group, Ltd.

     (3)(ii) Bye-Laws of White Mountains Insurance Group, Ltd. (incorporated herein by reference to Exhibit 3.5 of the Registration Statement on Form S-4 of White Mountains Insurance Group (Arizona), Inc.(File No. 333-87649))

     (99)          Press Release dated October 25, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: November 1, 1999           By:  /s/  Michael S. Paquette
                                     ---------------------------------------
                                        Michael S. Paquette
                                        Senior Vice President and
                                          Controller

                                     EXHIBIT INDEX

     Exhibit No.   Description
     -----------   -----------

     (3)(i)        Memorandum of Continuance of White Mountains Insurance
                   Group, Ltd.

     (3)(ii) Bye-Laws of White Mountains Insurance Group, Ltd. (incorporated herein by reference to Exhibit 3.5 of the Registration Statement on Form S-4 of White Mountains Insurance Group (Arizona), Inc. (File No. 333-87649))

     (99)          Press Release dated October 25, 1999